UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2020

INTEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California	95054-1549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which Registered
Common stock, $0.001 par value	INTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.

On March 24, 2020, Intel Corporation (“Intel”) announced that it is suspending stock repurchases in light of the COVID-19 pandemic. To date, Intel has kept its factories operational while safeguarding the health and safety of employees and continues to have a strong balance sheet. Intel’s management believes the suspension, while conservative, is prudent given uncertainty regarding the length and severity of the pandemic. The suspension of stock repurchases will not impact dividend payments to stockholders and the company has the ability to reinstate repurchases as circumstances warrant.

In October 2019, Intel announced its intention to repurchase $20 billion in shares over the next 15 to 18 months. Intel has repurchased a total of approximately $7.6 billion in shares in the fourth quarter of 2019 and first quarter of 2020, prior to the suspension.

Risk Factors

Intel included the following risk factor regarding the COVID-19 pandemic in the “Risk Factors” section of the prospectus supplement filed by Intel with the Securities and Exchange Commission (“SEC”) on March 23, 2020, which risk factor supplements, and should be read in conjunction with, the risk factors described in Intel’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019.

The recent novel coronavirus (COVID-19) outbreak could materially adversely affect our financial condition and results of operations.

The novel strain of the coronavirus identified in China in late 2019 has globally spread throughout other areas such as Asia, Europe, the Middle East, and North America and has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns. These measures have impacted and may further impact our workforce and operations, the operations of our customers, and those of our respective vendors and suppliers. We have significant manufacturing operations in the U.S., Ireland, Israel, China, Malaysia, and Vietnam, and each of these countries has been affected by the outbreak and taken measures to try to contain it. There is considerable uncertainty regarding such measures and potential future measures, and restrictions on our access to our manufacturing facilities or on our support operations or workforce, or similar limitations for our vendors and suppliers, and restrictions or disruptions of transportation, such as reduced availability of air transport, port closures, and increased border controls or closures, could limit our capacity to meet customer demand and have a material adverse effect on our financial condition and results of operations.

The outbreak has significantly increased economic and demand uncertainty. It is likely that the current outbreak or continued spread of COVID-19 will cause an economic slowdown, and it is possible that it could cause a global recession. Risks related to a slowdown or recession are described in our risk factor titled “Global or regional conditions can harm our financial results” under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 28, 2019.

The spread of COVID-19 has caused us to modify our business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and we may take further actions as may be required by government authorities or that we determine are in the best interests of our employees, customers, partners, and suppliers. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus, and our ability to perform critical functions could be harmed.

The degree to which COVID-19 impacts our results will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume.

Forward-Looking Statements

This report contains forward-looking statements relating to Intel’s stock repurchases and dividend payments, as well as other statements that refer to future plans and expectations. Such statements involve a number of risks and uncertainties. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “may,” “will,” “would,”

“should,” “could,” and variations of such words and similar expressions are intended to identify forward-looking statements. Statements that refer to or are based on estimates, forecasts, projections, uncertain events or assumptions, and anticipated trends in our businesses or the markets relevant to them, also identify forward-looking statements. Such statements are based on management’s expectations as of the date they were first made and, except as required by law, Intel disclaims any obligation to update these statements to reflect future events or circumstances. Forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from the company’s expectations include the risk factor titled “The recent novel coronavirus (COVID-19) outbreak could materially adversely affect our financial condition and results of operations,” set forth above, and the factors set forth in Intel’s earnings release dated January 23, 2020, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date. Additional information regarding these and other risk factors that could cause actual results to differ materially is included in Intel’s most recent Annual Report on Form 10-K and subsequent periodic reports on Form 10-Q, filed with the SEC and available at Intel’s investor relations website at www.intc.com and the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION
(Registrant)

Date: March 24, 2020	/s/ Susie Giordano
Susie Giordano
Corporate Vice President and Corporate Secretary